SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549



                                FORM 8-K

                             CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  September 3, 1998



                             TELLABS, INC.
           (Exact name of registrant as specified in charter)


           Delaware              0-9692         36-3831568
(State or other jurisdiction  (Commission     (IRS employer
  of incorporation)           file number)    identification no.)


      4951 Indiana Avenue, Lisle, Illinois           60532
      (Address of principal executive office)      (Zip Code)


Registrant's telephone number, including area code     (630) 378-8800


                                  N/A
     (Former name or former address, if changed since last report)


















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ITEM 5.  OTHER EVENTS

     Tellabs, Inc. (the "Company") and CIENA Corporation intend to adjourn their respective special stockholder meeting scheduled for September 9, 1998 for the purpose of approving their merger, and will reschedule such meetings at a later date. A new record date for stockholders eligible to vote at the meetings will be set following
SEC review of the revised proxy materials. Further details are included in a copy of the press release, which is attached hereto as Exhibit
20.12 and incorporated herein by reference.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

     (c) Exhibits

     Exhibit 20.12 - Press release issued by Tellabs, Inc. dated
          September 1, 1998.


                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TELLABS, INC.



September 3, 1998                  s\ J. Peter Johnson
                                   -------------------

                                      J. Peter Johnson
                                   Vice President, Controller
                                   and Chief Accounting Officer














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